March 4, 2019

BNY MELLON FUNDS TRUST

Supplement to Current Statement of Additional Information

Effective on or about June 3, 2019 (the "Effective Date"), The Dreyfus Corporation, the primary mutual fund business of The Bank of New York Mellon Corporation, will change its name to "BNY Mellon Investment Adviser, Inc."  As of the Effective Date, all information in the funds' Statement of Additional Information relating to "The Dreyfus Corporation" or "Dreyfus" will relate to "BNY Mellon Investment Adviser, Inc."  In addition, as of the Effective Date, BNY Mellon Investment Adviser, Inc. will serve as the funds' investment adviser directly and not through BNY Mellon Fund Advisers, currently a division of Dreyfus.

On the Effective Date, Dreyfus Brokerage Services will change its name to "BNY Mellon Brokerage Services."  As of the Effective Date, all information in the funds' Statement of Additional Information relating to "Dreyfus Brokerage Services" will relate to "BNY Mellon Brokerage Services."

On the Effective Date, MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus and the funds' distributor, will change its name to "BNY Mellon Securities Corporation."  As of the Effective Date, all information in the funds' Statement of Additional Information relating to "MBSC Securities Corporation" will relate to "BNY Mellon Securities Corporation."  In addition, on the Effective Date, Dreyfus Transfer, Inc., the funds' transfer agent, will change its name to "BNY Mellon Transfer, Inc."  As of the Effective Date, all information in the funds' Statement of Additional Information relating to "Dreyfus Transfer, Inc." will relate to "BNY Mellon Transfer, Inc."

As of the Effective Date, references to the "Dreyfus Family of Funds" in the funds' Statement of Additional Information will refer to the "BNY Mellon Family of Funds."  In addition, as of the Effective Date, references to "1-800-DREYFUS" and "dreyfus.com" in the funds' Statement of Additional Information will be replaced with "1-800-373-9387" and "bnymellonim.com/us," respectively.

On the Effective Date, BNY Mellon Cash Investment Strategies, a division of Dreyfus, will change its name to "Dreyfus Cash Investment Strategies."  As of the Effective Date, all information in the funds' Statement of Additional Information relating to "BNY Mellon Cash Investment Strategies" will relate to "Dreyfus Cash Investment Strategies."

As of the Effective Date, the address of Dreyfus (BNY Mellon Investment Adviser, Inc.) and the address of each Board member and officer of the Trust is 240 Greenwich Street, New York, New York 10286.  Accordingly, as of the Effective Date, references to "200 Park Avenue, New York, New York 10166" in the funds' Statement of Additional Information will be replaced with "240 Greenwich Street, New York, New York 10286."

As of the Effective Date, reference to "Dreyfus Express® voice-activated account access system," "Dreyfus-sponsored Retirement Plans," "Dreyfus-sponsored IRAs" and "Dreyfus-sponsored Coverdell Education Savings Accounts" in the funds' Statement of Additional Information will refer to "Express voice-activated account access system," "Retirement Plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates," "IRAs sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates," and "Coverdell Education Savings Accounts sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates," respectively.

The changes described above will have no effect on fund shareholders or their fund accounts.

GRP12-SAISTK-0319